UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2018

ALTIMMUNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32587	20-2726770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

910 Clopper Road, Suite 201S Gaithersburg, Maryland		20878
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code: (240) 654-1450

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As disclosed in Item 5.07 below, on August 30, 2018, Altimmune, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”). At the 2018 Annual Meeting, the Company’s stockholders approved an amendment (the “Amendment”) to the Altimmune, Inc. 2017 Omnibus Incentive Plan (the “2017 Incentive Plan”). The Amendment, among other things, modifies the 2017 Incentive Plan’s “evergreen” provision to remove the 1,000,000 share maximum amount of the automatic annual increase in the share reserve thereunder. As modified, the aggregate number of shares authorized for issuance under the 2017 Incentive Plan will be automatically increased each year beginning on January 1, 2019 by 4% of the number of shares of Common Stock outstanding on a fully diluted basis as of the immediately preceding December 31, or such lesser number of shares determined by our Board of Directors. A more complete description of the terms of the Amendment can be found in “Proposal 4 — Approval of the Adoption of an Amendment to the Altimmune, Inc. 2017 Omnibus Incentive Plan” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on July 26, 2018 (the “2018 Proxy Statement”), which description is incorporated by reference herein. The foregoing description and the description incorporated by reference from the 2018 Proxy Statement are qualified in their entirety by reference to the Amendment, which is attached as Appendix A to the 2018 Proxy Statement and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2018 Annual Meeting was held on August 30, 2018. A total of 30,260,398 shares of common stock were present or represented by proxy at the 2018 Annual Meeting, representing 79% of the issued and outstanding shares entitled to vote at the meeting. The proposals voted upon and the final results of the vote were as follows:

Proposal No. 1: Election of Directors. The results were as follows:

Director	For	Withhold	Broker Non-Votes
Mitchel Sayare, Ph.D.	15,090,207	482,689	14,687,502
William J. Enright	14,975,407	597,489	14,687,502
David J. Drutz, M.D.	15,055,508	517,388	14,687,502
John M. Gill	14,631,149	941,747	14,687,502
Philip L. Hodges	15,054,425	518,471	14,687,502
Wayne Pisano	15,102,335	470,561	14,687,502
Klaus O. Schafer, M.D., MPH	15,114,140	458,756	14,687,502

Proposal No. 2: Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018. The results were as follows:

For	Against	Abstain
28,508,168	1,497,118	255,112

Proposal No. 3: Advisory vote on the Compensation of the Company’s named executive officers as disclosed in the Proxy Statement pursuant to the SEC’s compensation rules (referred to as the “say-on-pay” proposal). The results were as follows:

For	Against	Abstain	Broker Non-Votes
13,524,082	1,968,759	80,055	14,687,502

Proposal No. 4: Vote to approve an amendment to the 2017 Incentive Plan. The results were as follows:

For	Against	Abstain	Broker Non-Votes
13,115,082	2,353,364	104,450	14,687,502

Proposal No. 5: Vote to approve the issuance of the Company’s common stock pursuant to Nasdaq Listing Rules 5635(d) and 5635(b). The results were as follows:

For	Against	Abstain	Broker Non-Votes
13,430,038	1,101,953	77,194	14,687,502

Proposal No. 6: Vote to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the authorized shares of common stock from 100,000,000 to 200,000,000. The results were as follows:

For	Against	Abstain
22,240,464	7,581,628	438,306

Proposal No. 7: Vote to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s Common Stock. The results were as follows:

For	Against	Abstain
20,776,436	9,078,646	405,316

Proposal No. 8: Vote to authorize the adjournment of the 2018 Annual Meeting to enable the Board of Director to solicit additional proxies. The results were as follows:

For	Against	Abstain
23,366,281	6,407,699	468,579

Item 8.01	Other Events.

On August 31, 2018, the Company issued a press release announcing initial data from its NasoShield Phase 1 study. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated August 31, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTIMMUNE, INC.

By:	/s/ William Enright
Name: William Enright
Title: President and Chief Executive Officer

Dated August 31, 2018